UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into Material Definitive Agreement.

On September 30, 2009, NorthWestern Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $55,000,000 aggregate principal amount of 5.71% First Mortgage Bonds (the “Offered Securities”) due October 15, 2039, to certain purchasers (the “Purchasers”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offered Securities are being issued in a transaction exempt from the registration requirements of the Securities Act and have not been registered under the Securities Act, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the descriptions of the terms of the Purchase Agreement and Offered Securities in this Item 1.01 are qualified in their entirety by reference to such exhibits.

The closing of the sale of the Offered Securities is expected to occur in mid-October 2009.

The Offered Securities will be issued under the Mortgage and Deed of Trust, dated as of October 1, 1945, of the Company, pursuant to a Twenty-eighth Supplemental Indenture, which will be dated as of the closing of the transaction, and will rank equally in right of payment with all current and future debt that is secured by the referenced first mortgage lien.

The Company will use the entire net proceeds from this offering to pay a portion of the costs of the proposed Mill Creek generation project and/or fund future capital expenditures. Expenses related to this offering are estimated to be approximately $500,000, including legal and accounting expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01	Other Information.

On October 1, 2009, the Company issued a press release announcing its entry into the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1	Purchase Agreement, dated September 30, 2009, among NorthWestern Corporation and the purchasers named therein.
99.1	NorthWestern Corporation Press Release, dated October 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Miggie E. Cramblit
Miggie E. Cramblit
Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: October 6, 2009

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	Purchase Agreement, dated September 30, 2009, among NorthWestern Corporation and the purchasers named therein.
99.1*	NorthWestern Corporation Press Release, dated October 1, 2009.

* filed herewith